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                                                                 EXHIBIT 10.7



                               SECURITY AGREEMENT

                               Dated May 23, 1997

                                      From

                              THE RUG BARN, INC.,
                HOME INNOVATIONS, INC., a Delaware corporation,
                                DHA HOME, INC.,
                            R.A. BRIGGS AND COMPANY,
                         DECORATIVE HOME ACCENTS, INC.,
                            DRAYMORE MFG. CORP., AND
                HOME INNOVATIONS, INC., a New York corporation,

                                  as Grantors,

                                       to

          THE LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO HEREIN



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                              TABLE OF CONTENTS

                                                                       Page
                                                                       ----

ARTICLE 1 DEFINITIONS AND INCORPORATIONS BY REFERENCE....................1

            Section 1.01. Definitions....................................1

            Section 1.02. Rules of Construction..........................1

ARTICLE 2 COLLATERAL.....................................................2

            Section 2.01. Grant of Security Interest.....................2

            Section 2.02. Security for Secured Obligations...............6

ARTICLE 3 COVENANTS, REPRESENTATIONS AND WARRANTIES......................6

            Section 3.01. Representations and Warranties.................6

            Section 3.02. Certain Covenants..............................9

ARTICLE 4 POSSESSION AND USE OF COLLATERAL..............................13

            Section 4.01. Possession of Collateral......................13

            Section 4.02. Revocation, Condemnation, Seizure,
                            Alteration, Modification, Amendment
                            or Suspension of Collateral.................13

            Section 4.03. Place of Perfection; Records; Provisions
                            Concerning the Receivables..................13

            Section 4.04. Transfers and Other Liens.....................15

            Section 4.05. Trademarks....................................15

            Section 4.06. Reports and Opinions; Inspections.............17

ARTICLE 5 REMEDIES; APPLICATION OF PROCEEDS.............................17



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            Section 5.01. Lenders' Rights..................................17

            Section 5.02. Lenders Appointed Attorneys-In-Fact..............18

            Section 5.03. Lenders' Rights Regarding Trademarks.............18

            Section 5.04. Lenders May Perform..............................19

            Section 5.05. Lenders' Duties..................................19

            Section 5.06. Obligations Under Related Contracts
                            and Trademark Licenses.........................19

            Section 5.07. Remedies.........................................19

            Section 5.08. Discontinuance of Remedies.......................21

            Section 5.09. Cumulative Remedies..............................21

            Section 5.10. Indemnity and Expenses...........................21

            Section 5.11. Security Interest Absolute.......................22

ARTICLE 6 MISCELLANEOUS....................................................23

            Section 6.01. Amendments; Waivers; Etc.........................23

            Section 6.02. Addresses for Notices............................23

            Section 6.03. No Waiver; Remedies..............................24

            Section 6.04. Effect of Headings...............................24

            Section 6.05. Severability.....................................24

            Section 6.06. Waiver of Trial by Jury..........................24

            Section 6.07. Continuing Security Interest;
                            Assignment Under the Loan Documents............25

            Section 6.08. Release and Termination..........................25

            Section 6.09. Deeds of Trust or Mortgage.......................25

            Section 6.10. Governing Law; Terms.............................26


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            Section 6.11. Execution in Counterparts........................26

Schedules
---------

Schedule I -- List of Trademarks, Tradenames, Applications and Copyrights

Schedule II - List of Deposit Accounts

Schedule III - List of Subsidiaries

Schedule IV - Locations of Collateral

Schedule V - Chief Executive Offices

Schedule VI - Schedule of UCC Filings

Schedule VII - Taxpayer Identification Numbers

Schedule VIII - Licensing and Franchising Agreements


Exhibits
--------

Exhibit A - Collateral Assignments of Trademarks and Trademark Licenses
            (Security Agreements)

Exhibit B - Copyright Mortgages and Security Agreements








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

                               SECURITY AGREEMENT

     SECURITY AGREEMENT, dated May 23, 1997 made by THE RUG BARN, INC., a South Carolina corporation, HOME INNOVATIONS, INC., a Delaware corporation, DHA HOME, INC., a Delaware corporation, and R.A. BRIGGS AND COMPANY, an Illinois corporation (each a "Borrower" and collectively, the "Borrowers"), and DECORATIVE HOME ACCENTS, INC., a Delaware corporation, DRAYMORE MFG. CORP., a North Carolina corporation, and HOME INNOVATIONS, INC., a New York corporation, (the "Guarantors" and together with the Borrowers, the "Grantors", and each individually a "Grantor") in favor of the Lenders party to the Loan Agreement referred to below.

                                   RECITALS:

     WHEREAS, the Borrowers, the Guarantors and certain lenders party thereto (the "Lenders") are parties to a Credit Agreement, dated as of May 23, 1997 (such Loan Agreement, as amended or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement");

     WHEREAS, pursuant to the Loan Agreement, the Lenders have agreed to make Loans (as defined in the Loan Agreement) to the Borrowers;

     WHEREAS, pursuant to the Guarantee, the Guarantors have guaranteed the Obligations (as defined in the Loan Agreement);

     WHEREAS, it is a condition precedent to the Lenders making any Loan pursuant to the Loan Agreement that the Grantors shall have executed and delivered to the Lenders a security agreement providing for the grant to the Lenders of a security interest in all assets and property of the Grantors;

     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans pursuant to the Loan Agreement, the Grantors hereby agree with the Lenders as follows:

                                  ARTICLE 1
                 DEFINITIONS AND INCORPORATIONS BY REFERENCE

     Section 1.01. Definitions. Capitalized terms that are not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

     Section 1.02. Rules of Construction. Unless the context otherwise requires:

     (a) the term has the meaning assigned to it;

     (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

     (c) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

     (d) references to documents, contracts or agreements, shall include any and all supplements and amendments thereto;

     (e) references to a specific person shall include the successors and assigns of such person;

     (f) references to "applicable laws" shall include statutes, ordinances, rules, regulations, court and administrative decisions and conditions, restrictions and limitations in licenses, permits, approvals and authorizations issued or granted by federal, state or local United States or foreign governmental bodies and agencies;

     (g) unless otherwise specified in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including", and the words "to" and "until" each mean "to but excluding";

     (h) words in the singular include the plural, and words in the plural include the singular;

     (i) provisions apply to successive events and transactions; and

     (j) "herein", "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subsection.

                                   ARTICLE 2
                                   COLLATERAL

     Section 2.01. Grant of Security Interest. As collateral security for all of the Secured Obligations (as defined in Section 2.02 hereof), each Grantor hereby pledges and assigns to the Lenders, their successors and assigns, and hereby grants to the Lenders an undivided continuing senior, first priority security interest (the "Security Interest") in and to all of such Grantor's right, title and interest in and to the following (the "Collateral"):

     (a) all equipment of any kind and in all of its forms, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired


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(including, but not limited to, all machinery, apparatus, furniture, fixtures, but excluding fixtures bearing or identified by the Calvin Klein Intellectual Property (unless removed or as approved by Calvin Klein, Inc.), conveyors, tools, attachments, materials, storage and handling equipment, motor vehicles, boats, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof), together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");

     (b) all Inventory of any kind and in all of its forms, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired;

     (c) (i) all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind (including, but not limited to, any obligations of a Grantor to another Grantor) whether now or hereafter existing, whether now owned or hereafter acquired, and whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and (ii) all rights now or hereafter existing in and to all credit insurance, guaranties, letters of credit, security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations being hereinafter referred to collectively as the "Receivables", and any and all such credit insurance, guaranties, letters of credit, leases, security agreements and other contracts (specifically excluding the Calvin Klein License) being hereinafter referred to collectively as the "Related Contracts");

     (d) (i) all trademarks, service marks, trade names, business names, trade styles, designs, logos, other source or business identifiers, copyrights and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all trademarks, service marks, trade names, business names, trade styles, designs, logos and other source or business identifiers and copyrights described in Schedule I hereto, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used, and all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past and future infringements or dilutions thereof and the right to sue for


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

past, present and future infringements and dilutions thereof (hereinafter referred to collectively as the "Trademarks"); provided, however, that Trademarks excludes any and all interests and/or rights to use the trademark "Calvin Klein" (or "CK/Calvin Klein" or other derivative thereof) deriving from the Calvin Klein License or otherwise including any and all copyrights, copyrightable material or other intellectual property or proprietorial data or information which may exist or arise in connection therewith or relating thereto (collectively, the "Calvin Klein Intellectual Property"), and (ii) all licenses (other than the Calvin Klein License and any sublicenses thereunder), contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right to use any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses or agreements and the right to prepare for sale and sell any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (hereinafter referred to collectively as the "Trademark Licenses");

     (e) (i) all moneys, securities and other property, and the proceeds thereof, now or hereafter held or received by, or in transit to, the Lenders from or for any Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Grantor's claims against any Lender at any time existing; (ii) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for, any Grantor; (iii) all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by any Grantor, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Receivables); (iv) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights (other than the Calvin Klein License); (v) all interests (including, without limitation, profit participations) in partnerships, joint ventures, corporations, limited liability companies or other Persons, and all other equity or debt securities issued by any Persons, including all moneys due from time to time in respect thereof; (vi) all federal, state and local tax refunds and federal, state and local tax refund claims; (vii) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (viii) all payments due or made to any Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person, Governmental Authority or regulatory body; (ix) all deposit accounts (general or special) with any bank or other financial institution and all funds on deposit therein and the balance from time to time in all accounts described in Schedule II hereto, and all certificates and instruments, if any, from time to time representing or evidencing any of such accounts; (x) all credits with and other claims against third parties (including carriers and shippers) (other than Receivables); (xi) all rights to



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

indemnification; (xii) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (xiii) all letters of credit, guaranties, liens, security interests and other security held by or granted to any Grantor; (xiv) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; (xv) all other intangible property, whether or not similar to the foregoing, in each instance, however and wherever arising (other than the Calvin Klein Intellectual Property); (xvi) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by any Lender for or on behalf of any Grantor, in substitution for or in addition to any or all of the foregoing; and (xvii) all interest, dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

     (f) the books and records of any Grantor relating to any of the Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral;

     (g) any such other property not included under paragraphs (a) through (f) above that would otherwise be deemed to constitute "Collateral" as defined in the Congress Loan Agreement, as such agreement may be amended, modified or replaced from time to time, or in any other Congress Debt Document;

     (h) any and all other assets or property of any kind and in all of its forms, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, not included under paragraphs (a) through (g) above; and

     (i) all proceeds (in whatever form, whether cash, securities or any other type of property) of any and all of the foregoing Collateral (including, without limitation, (A) damages and payments for past or future infringements of the Trademarks and (B) the right to sue for past, present and future infringements of the Trademarks) and, to the extent not otherwise included, all payments under insurance (whether or not the Lenders are the loss payees thereof), any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

     in each case howsoever any Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     Notwithstanding the foregoing, the senior, first priority security interest granted to the Lenders in the Collateral shall be subject to Permitted Liens.



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     Section 2.02. Security for Secured Obligations.  This Agreement secures the payment of the Obligations and all obligations of each Grantor now or hereafter arising under or with respect to the Loan Agreement, the Guarantee, the Term Notes or any other Loan Document, whether for principal, premium, interest, fees, expenses, or otherwise, including, without limitation, the obligations to pay the Term Loans and the Closing Fee and to perform each and every obligation set forth in the Loan Agreement (including, without limitation, the Guarantee), the Term Notes and the other Loan Documents (all such obligations being hereinafter collectively referred to as the "Secured Obligations").

                                   ARTICLE 3
                   COVENANTS, REPRESENTATIONS AND WARRANTIES

     Section 3.01. Representations and Warranties. Each Grantor represents and warrants to the Lenders as follows (which shall survive the execution and delivery of this Agreement):

     (a) Corporate Existence; Power and Authority; Subsidiaries. Each of the Grantors is a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the other Loan Documents and the transactions contemplated hereunder and thereunder are all within each Grantor's corporate powers, have been duly authorized and are not in contravention of law or the terms of such Grantor's certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which such Grantor is a party or by which such Grantor or its property are bound. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of each Grantor enforceable in accordance with their respective terms. No Grantor has any Subsidiaries except as set forth on Schedule III hereto.

     (b) Financial Statements; No Material Adverse Effect. All financial statements relating to the Grantors which have been delivered by any Grantor to Lenders on or prior to any date that this representation and warranty is made or deemed to be made have been prepared in accordance with GAAP and fairly present the financial condition and the results of operation of such of the Grantors as are included therein as at the dates and for the periods set forth therein. Since April 25, 1997, no situation, event or circumstance shall have occurred which could have a Material Adverse Effect which has not been fully and accurately disclosed to Lenders in writing.




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

     (c) Equipment; Inventory. All Equipment and Inventory now existing is, and all Equipment and Inventory hereafter existing will be, located at the addresses specified therefor in Schedule IV hereto, subject to the right of a Grantor to establish new locations in accordance with Section 3.02(b) hereof. Each of the Grantors' chief place of business and chief executive office, the place where each of the Grantors keeps its records concerning Receivables, the original copy of each Related Contract and all originals of all chattel paper which constitute or evidence Receivables are located at the addresses specified therefor in Schedule V hereto. None of the Receivables or the Related Contracts is evidenced by a promissory note, chattel paper or other instrument. Set forth in Schedule I hereto is a complete and correct list of each trade name used by each of the Grantors. Set forth in Schedule II hereto is a complete and correct list of each depository account and other bank and securities account of each of the Grantors, together with the account number and the type of account.

     (d) Related Contracts; Trademark Licenses. Each Related Contract sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of each Grantor or any of its Affiliates in respect thereof. Each Related Contract now existing is, and each other Related Contract and Trademark License will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No default thereunder by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

     (e) Trademarks. Each of the Grantors owns and controls, or otherwise possesses adequate rights to use, all Trademarks, which are the only trademarks (other than the Calvin Klein Intellectual Property) necessary to conduct its business in substantially the same manner as conducted as of the date hereof.
Schedule I hereto sets forth a true and complete list of all Trademarks owned or used by each of the Grantors as of the date hereof. All of such Trademarks are subsisting and in full force and effect, have not been adjudged invalid or unenforceable, are valid and enforceable and have not been abandoned in whole or in part. None of such Trademarks is the subject of any licensing or franchising agreement, other than those agreements described on Schedule VIII hereto. None of the Grantors has any knowledge of any conflict with the rights of others to any Trademark and, to the best knowledge of each of the Grantors, each of the Grantors is not now infringing or in conflict with any such rights of others, and, no other Person is now infringing or in conflict with any such properties, assets and rights owned or used by any of the Grantors.

     (f) Ownership of the Collateral. Each of the Grantors is and will be at all times the sole, exclusive, legal and beneficial owner of the Collateral in which it is granting a security interest free and clear of any Lien, except for the Security Interest and


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

the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed in favor of the Lenders relating to the Security Interest or in respect of the Permitted Liens. Each Grantor has exclusive possession and control of its Equipment and Inventory.

     (g) Compliance with other Applicable Laws. The exercise by the Lenders of any of their rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting any Grantor or any of their properties and will not result in or require the creation of any Lien upon or with respect to any of its properties.

     (h) Governmental or Regulatory Authorizations. No authorization or approval or other action by any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by any Grantor, or the perfection or maintenance, of the security interest purported to be created hereby in the Collateral or the execution, delivery or performance of this Agreement by any Grantor or (ii) the exercise by the Lenders of any of their rights and remedies hereunder, except with respect to the perfection of the security interest created hereby in Trademarks by the recording of this Agreement in the United States Patent and Trademark Office and the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule VI hereto.

     (i) Priority of Liens; Title to Property. The security interests and Liens granted to Lenders under this Agreement and the other Loan Documents constitute valid and perfected first priority liens and security interests in and upon the Collateral, subject only to the Permitted Liens. Each Grantor has good and marketable title to all of its properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except the Security Interest and the Permitted Liens.

     (j) Perfection of Security Interest. This Agreement creates valid security interests in favor of the Lenders in the Collateral, as security for the Secured Obligations. The recording of the Collateral Assignments of Trademarks and Trademark Licenses (Security Agreements), annexed hereto collectively as Exhibit A, in the United States Patent and Trademark Office, the recording of the Copyright Mortgages and Security Agreements, annexed hereto collectively as Exhibit B, in the Library of Congress (United States Copyright Office), the filing of the financing statements described in Schedule VI hereto and, with respect to Trademarks hereafter existing, the recording in the United States Patent and Trademark Office of the appropriate documentation, shall result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which any of the Grantors obtains rights after the date hereof, will be, perfected, senior, first priority Liens, subject only to Permitted Liens.

     (k) Collateral of Grantor or Grantor's Subsidiary. The Collateral consists of all of the property and assets owned by the Grantors or any of the Grantor's Subsidiaries. The Collateral includes all property and assets necessary to operate the business of the Grantors and the Grantor's Subsidiaries in the same manner as such business is conducted on the date hereof and as such business is intended to be conducted.

     (l) Tax Identification Number.  The number listed opposite each Grantor in
Schedule VII hereto is such Grantor's federal tax identification number and such Grantor shall not change such number, except upon at least 30 days, prior written notice to the Lenders and upon the taking or causing to be taken at such Grantor's expense of such actions as may be reasonably requested by the Lenders.

     (m) Accuracy and Completeness of Information. All information furnished by or on behalf of any Grantor in writing to Lenders in connection with this Agreement or any of the other Loan Documents or any transaction contemplated hereby or thereby, including, without limitation, all information on the Schedules attached hereto or to the Loan Agreement or any of the other Loan Documents, is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a Material Adverse Effect, which has not been fully and accurately disclosed to Lenders in writing.

     (n) Survival of Warranties; Cumulative. All representations and warranties contained in this Agreement or any of the other Loan Documents shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Lenders on the date of each additional borrowing or other credit accommodation under the Loan Agreement and shall be conclusively presumed to have been relied on by Lenders regardless of any investigation made or information possessed by Lenders. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which any Grantor shall now or hereafter give, or cause to be given, to Lenders.

     (o) Enforceability of Loan Documents. This Agreement is, and each other Loan Document to which each Grantor is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of the Grantors, enforceable against the Grantors in accordance with its terms.

     Section 3.02. Certain Covenants. So long as any Secured Obligations (whether due or not due) remain unpaid in full in cash, each Grantor will:

     (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with the Employment Retirement Income Security Act of 1974, as amended.

     (b) Location of Equipment and Inventory. Keep all Equipment and Inventory in which such Grantor is granting a security interest at the places therefor specified in Section 3.01(c) hereof or, upon 30 days' prior written notice to the Lenders, at such other places in a jurisdiction where all action required by Section 3.01(c) hereof shall have been taken with respect to such Equipment and Inventory and the Lenders' rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the Security Interest in such Equipment and Inventory are not adversely affected.

     (c) Condition of Equipment. Cause the Equipment to be maintained and preserved in the same condition, repair and working order as when acquired and in accordance with any manufacturer's manual, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable or which the Lenders may request to such end. The Grantors will promptly furnish to the Lenders a statement describing in reasonable detail any loss or damage in excess of $25,000 to any Equipment.

     (d) Taxes, Etc. Pay promptly when due and discharge, and cause each of its Subsidiaries to pay promptly when due and discharge, before the same shall become delinquent, all property and other taxes, assessments and governmental charges or levies imposed upon it or upon the Collateral, and all lawful claims (including claims for labor, materials and supplies) against, the Collateral that, if unpaid might by law become a Lien upon the Collateral, in accordance with, and to the extent required under, Section 4.06 of the Loan Agreement, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

     (e) Production of Inventory. To the extent any Grantor or any of its Subsidiaries produces any Inventory in which such Grantor is granting a Security Interest, produce, and cause each of its Subsidiaries to produce, all such Inventory in compliance with all requirements of the Fair Labor Standards Act.

     (f) Visitation Rights. Permit the Lenders or any agents or representatives thereof from time to time upon prior reasonable notice to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, any Grantor and any of its Subsidiaries, and to discuss the affairs, finances and accounts of any Grantor and any of its Subsidiaries with any of their officers or directors and with their independent public accountants.

     (g) Limitation on Accounts. Not maintain, or permit any of its Subsidiaries to maintain, any deposit accounts other than the deposit accounts set forth on Schedule II hereto or, upon prior written notice to the Lenders, such other accounts acceptable to Lenders in their reasonable discretion.

     (h) Further Assurances. From time to time at the sole expense of such Grantor, (i) promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Lenders may request, in order to perfect and protect any assignment or security interest granted or purported to be granted hereby, to enable the Lenders to exercise and enforce their rights and remedies hereunder with respect to any Collateral or to otherwise effect the purposes of this Agreement, including, without limitation:

                (A) marking conspicuously each document included in the Inventory, each chattel paper included in the Receivables, each Related Contract, each Trademark License and, at the request of the Lenders, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Lenders, indicating that such document, chattel paper, Related Contract, Trademark License or Collateral is subject to the Security Interest granted or created hereby;

                (B) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Lenders hereunder such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Lenders; and

                (C) executing and filing such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as the Lenders may request, in order to perfect and preserve the assignment and Security Interest granted or purported to be granted or created hereby; and

         (ii) furnish to the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lenders may reasonably request, all in reasonable detail.

     Each Grantor hereby authorizes the Lenders to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (i) Insurance.

         (i) At its own expense, maintain insurance (including, without limitation, comprehensive general liability and hazard insurance) with such responsible and reputable insurance companies or associations, in such amounts, covering such risks and in such form as shall be satisfactory to the Lenders from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Lenders and any Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except, and so long as no Event of Default has occurred and is continuing, for losses of less than $100,000 per occurrence) to be adjusted with, and paid directly to, the Lenders. Each such policy shall in addition (i) name such Grantor and the Lenders as insured parties thereunder (without any representation or warranty by or obligation upon the Lenders) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Lenders on their own account notwithstanding any action, inaction or breach of representation or warranty by such Grantor,
     (iii) provide that there shall be no recourse against the Lenders for payment of premiums or other amounts with respect thereto and (iv) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Lenders by the insurer. Each Grantor shall, if so requested by the Lenders, deliver to the Lenders original or duplicate policies of such insurance and, as often as the Lenders may reasonably request, a report of a reputable insurance broker with respect to such insurance. Furthermore, such Grantor shall also, at the request of the Lenders, duly execute and deliver instruments of assignment of such insurance policies and cause the insurers to acknowledge notice of such assignment.

         (ii) Reimbursement under any liability insurance maintained by such Grantor pursuant to the preceding paragraph may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory such Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory to the extent required by Section 3.02(c) hereof, and any proceeds of insurance maintained by such Grantor pursuant to the immediately preceding paragraph shall be paid to such Grantor as reimbursement for the costs of such repairs or replacements to the extent of expenditures by the Grantor for such repairs or replacements.

                                  ARTICLE 4

                       POSSESSION AND USE OF COLLATERAL

     Section 4.01. Possession of Collateral. So long as no Event of Default has occurred and is continuing, each Grantor shall be permitted to remain in full possession, enjoyment and control of the Collateral and to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto, provided, however, that the possession, enjoyment, control and use thereof shall, at all times, be subject to the observance and performance of the terms of the Loan Agreement and the other Loan Documents.

     Section 4.02. Revocation, Condemnation, Seizure, Alteration, Modification, Amendment or Suspension of Collateral. Any Grantor, immediately upon obtaining knowledge of the institution of any proceedings for the revocation, condemnation, seizure, termination, alteration, modification, amendment or suspension or other taking of the Collateral or any portion thereof, shall notify the Lenders of the pendency of such proceedings. The Lenders, at the expense of such Grantor, in their capacity as secured party hereunder, may participate in any such proceedings, and such Grantor from time to time will deliver or cause to be delivered to the Lenders all instruments, documents, data and information reasonably requested by them to permit such participation. In the event of such revocation, condemnation, seizure, alteration, modification, amendment or suspension or other taking proceedings, any award or compensation payable to any Grantor shall be paid to the Lenders, and any such award or compensation shall be retained by the Lenders and applied to the repayment of the Loans. Any such award or compensation, if received by a Grantor, shall be held in trust by such Grantor for the benefit of the Lenders until such award or compensation can be paid to the Lenders. The Lenders shall be under no obligation to question the amount of the award or compensation and the Lenders may accept any such award or compensation without further duty with respect thereto.

     Section 4.03. Place of Perfection; Records; Provisions Concerning the Receivables.

     (a) Each Grantor shall (i) give the Lenders at least 30 days' prior written notice of any change in such Grantor's name, identity, or organizational structure, (ii) keep its principal place of business and chief executive office and the office where it keeps its records concerning the Collateral, and the original copies of any Related Contracts and all originals of all chattel paper that evidence or constitute Receivables, at the location therefor specified in Section 3.01(c) hereof, or upon 30 days' prior written notice to the Lenders, at such other locations in a jurisdiction where all actions required by Section 3.02(h) hereof shall have been taken with respect to the Collateral and (iii) hold and preserve such accurate records concerning the Receivables, Related Contracts and such chattel paper and permit representatives of the Lenders at any time during normal business hours upon prior reasonable notice to inspect and make abstracts from such records and chattel paper.

     (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables. In connection with such collections, such Grantor may (and, at the Lenders' direction, will) take such action as such Grantor or the Lenders may deem necessary or advisable to enforce collection of the Receivables; provided, however, the Lenders shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Lenders and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Lenders or their designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from the Lenders referred to in the proviso to the immediately preceding sentence,
(i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Lenders hereunder, shall be segregated from other property and funds of such Grantor and shall be forthwith paid over to the Lenders in the same form as so received (with any necessary endorsement) and, thereafter, applied in accordance with Section 5.07(b) hereof and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable or release, wholly or partly, any account debtor or obligor thereof, or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Lenders shall have the right to notify the United States Postal Service authorities to change the address for delivery of mail addressed to the Grantors at such address as the Lenders may designate and to do all other acts and things necessary to carry out this Agreement.

     (c) Upon the occurrence and during the continuance of any breach or default under any Related Contract or Trademark License by any party thereto other than any of the Grantors, (i) each of the Grantors will, promptly after obtaining knowledge thereof, give the Lenders written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (ii) each of the Grantors will not, without the prior written consent of the Lenders, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (iii) each of the Grantors will, upon written instructions from the Lenders and at such Grantor's expense, take such action as the Lenders may deem necessary or advisable in respect thereof.

     (d) Each of the Grantors will, at its expense, promptly deliver to the Lenders a copy of each notice or other communication received by it by which any other party to any Related Contract or Trademark License purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

     (e) Each of the Grantors will exercise promptly and diligently each and every right which it may have under each Trademark License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each Trademark License and will take all actions necessary to maintain the Trademark Licenses in full force and effect. The Grantors will not, without the prior written consent of the Lenders, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any Related Contract or Trademark License.

     Section 4.04. Transfers and Other Liens. Except as otherwise expressly permitted pursuant to the Loan Agreement and the other Loan Documents, no Grantor shall (i) sell, assign (by operation of law or otherwise), lease, exchange or otherwise transfer dispose of, whether in one transaction or in a series of related transactions, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the Security Interest and the Permitted Liens.

     Section 4.05. Trademarks. (a) Each of the Grantors (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Trademarks in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force free from any claim of abandonment for non-use, and each of the Grantors will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated. Each of the Grantors will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office to maintain each registration of the Trademarks, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of taxes. If any Trademark is infringed, misappropriated or diluted by a third party, the Grantors shall (x) upon learning of such infringement, misappropriation or dilution, promptly notify the Lenders and (y) to the extent such Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Trademark. Each of the Grantors shall furnish to the Lenders from time to time statements and schedules further identifying and describing the Trademarks and such other reports in connection with the Trademarks as the Lenders may reasonably request, all in reasonable detail and promptly upon request of the Lenders, following receipt by the Lenders of any such statements, schedules or reports, the Grantors shall modify this Agreement by amending Schedule I hereto, as the case may be, to include any Trademark which becomes part of the Collateral under this Agreement or any other Loan Document. Notwithstanding anything herein to the contrary, upon the occurrence of an Event of Default the Grantors may not abandon or otherwise permit a Trademark to become invalid without the prior written consent of the Lenders, and if any Trademark is infringed, misappropriated or diluted in any material respect by a third party, each of the Grantors will take such action as the Lenders shall deem appropriate under the circumstances to protect such Trademark.

     (b) In no event shall any of the Grantors, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark with the United States Patent and Trademark Office, unless it gives the Lenders prior written notice thereof. Upon request of the Lenders, each of the Grantors shall execute and deliver any and all assignments, agreements, instruments, documents and papers as the Lenders may reasonably request to evidence the Lenders' Security Interest in such Trademark and the general intangibles of such Grantor relating thereto or represented thereby, and each of the Grantors hereby appoints the Lenders as its attorneys-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorneys being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the Secured Obligations are paid in full in cash.

     (c) If any of the Grantors shall at any time own, use or possess the right to use any registered copyright, such Grantor shall promptly notify the Lenders thereof and shall execute such documents (including any assignment for security of copyrights to be filed with the United States Copyright Office) and do such acts as shall be necessary or, in the judgment of the Lenders, desirable to subject such copyrights to the Lien of this Agreement.

     Section 4.06. Reports and Opinions; Inspections. (a) Each Grantor will furnish to the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lenders may reasonably request, all in reasonable detail.

     (b) On the Closing Date, the Grantors will furnish to the Lenders an opinion of counsel stating that, in the opinion of such counsel, the Uniform Commercial Code financing statements described on Schedule VI hereto are in proper form for filing in either the State of North Carolina, South Carolina, Illinois, Texas or New York, as the case may be, and adequately describe the Collateral in which the Lenders are granted a Security Interest by the Grantors under this Agreement. To the extent that the Security Interests in the Collateral granted by this Agreement are governed by Article 9 of the Uniform Commercial Code as in effect in the States of North Carolina, South Carolina, Illinois, Texas or New York, as to types or items of Collateral in which a security interest may be perfected by filing a financing statement in such states such security interests may be duly perfected by the filing of financial statements executed by each Grantor in the Office of the Secretary of State of either North Carolina, South Carolina, Illinois, Texas or New York, as applicable, in the case of items of Collateral which do not constitute fixtures, and in the real estate records of Iredell and Anson Counties in North Carolina, Abbeville and Chesterfield Counties in South Carolina, New York County in New York, Collin County in Texas, and Lake County in Illinois, as the case may be, in the case of items of Collateral which constitute fixtures.

     (c) Each of the Grantors shall permit representatives of the Lenders, upon reasonable notice and at any time during normal business hours, to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Lenders to be present at each Grantor's place of business to receive copies of all communications and remittances relating to the Collateral, and to forward copies of any notices or communications received or made by each Grantor with respect to the Collateral, all in such manner as the Lenders may require.

                                  ARTICLE 5

                      REMEDIES; APPLICATION OF PROCEEDS

     Section 5.01. Lenders' Rights. Each Grantor agrees that when any Event of Default has occurred, the Lenders may, without limitation of any other rights and remedies available at law or in equity in such event, exercise any one or more or all, and in any order, of the remedies hereinafter set forth or as set forth in the Loan Agreement or any other Loan Document, it being expressly understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law, in equity or by statute. Lenders acknowledge that their rights with respect to Inventory bearing any Calvin Klein trademark are governed by those certain letter agreements dated as of the date hereof between Calvin Klein, Inc. and Lenders, substantially in the form of Exhibit K to the Loan Agreement.

     Section 5.02. Lenders Appointed Attorneys-In-Fact. Each Grantor hereby irrevocably appoints each Lender such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, to take any action and to execute any instrument which such Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to obtain and adjust insurance required to be paid to the Lenders pursuant to Section 3.02(i) hereof;

     (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above; and

     (d) to file any claims or take any action or institute any proceedings which the Lenders may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Related Contract or any other agreements that are part of the Collateral, or the rights of the Lenders with respect to any of the Collateral.

     Section 5.03. Lenders' Rights Regarding Trademarks. For the purpose of enabling the Lenders to exercise rights and remedies hereunder at such time as the Lenders shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each of the Grantors hereby grants to the Lenders, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, assign, license or sublicense any of the Trademarks now owned or hereafter acquired by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 4.05 hereof, so long as no Event of Default shall have occurred and be continuing, the Grantors may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Trademarks in the ordinary course of the business of the Grantors. Upon the payment in full of all of the Secured Obligations, the Lenders shall transfer to the Grantors all of the Lenders' right, title and interest in and to the Trademarks, and the Trademark Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Lenders shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantors in accordance with the first sentence of this Section 5.03. Each of the Grantors hereby releases each Lender from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by such Lender under the powers of attorney granted herein other than actions taken or omitted to be taken through such Lender's gross negligence or willful misconduct.

     Section 5.04. Lenders May Perform. If any of the Grantors fails to perform any agreement contained herein, any Lender may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantors or such Lender, and the expenses of such Lender incurred in connection therewith shall be payable by such Grantor pursuant to Section 5.10 hereof.

     Section 5.05. Lenders' Duties. The powers conferred on the Lenders hereunder are solely to protect their interest in the Collateral and shall not impose any duty upon them to exercise any such powers. Except for the safe custody of any Collateral in their possession and the accounting for moneys actually received by them hereunder, and notwithstanding any other provision herein, the Lenders shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

     Section 5.06. Obligations Under Related Contracts and Trademark Licenses. Anything herein to the contrary notwithstanding, (i) each of the Grantors shall remain liable under the Related Contracts and Trademark Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lenders of any of their rights hereunder shall not release any Grantor from any of its obligations under the Related Contracts and Trademark Licenses or otherwise in respect of the Collateral, and (iii) the Lenders shall not have any obligation or liability by reason of this Agreement under the Related Contracts and Trademark Licenses or with respect to any of the other Collateral, nor shall the Lenders be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 5.07. Remedies. If any Event of Default under the Loan Agreement shall have occurred and be continuing:

     (a) the Lenders may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to them under the Loan Documents, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in any state in which any of the Collateral is located (the "Relevant UCC") and also may (i) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Lenders forthwith, assemble all or part of the Collateral as directed by the Lenders and make it available to the Lenders at a place or places to be designated by the Lenders that is reasonably convenient to all parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any Lender's office or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lenders may deem commercially reasonable. Each of the Grantors agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lenders shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lenders may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantors hereby waive any claims against the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Lenders accept the first offer received and do not offer the Collateral to more than one offeree, and waive all rights which any Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof. In addition to the foregoing, (i) upon notice from the Lenders, the Grantors shall cease any use of the Trademarks or any mark similar thereto for any purpose described in such notice; (ii) the Lenders may, at any time and from time to time, upon 10 days' prior notice to the Grantors, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Lenders shall in their sole discretion determine; and (iii) the Lenders may, at any time, pursuant to the authority granted in Section 5.03 hereof, execute and deliver on behalf of any of the Grantors, one or more instruments of assignment of the Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country;

     (b) any cash held by any Lender as Collateral and all cash proceeds received by any Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of such Lender, be held by such Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to such Lender pursuant to Section 5.10(b) hereof), in whole or in part, by such Lender against, all or any part of the Secured Obligations. Any surplus of such cash or cash proceeds held by any Lender and remaining after payment in full of all the Secured Obligations shall be paid over to such Grantor of such Collateral or to whosoever may be lawfully entitled to receive such surplus;

     (c) the Lenders may exercise any and all rights and remedies of any Grantor under or in connection with the Related Contracts or Trademark Licenses or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Related Contract or Trademark License; and

     (d) all payments received by any Grantor under or in connection with any Related Contract or otherwise in respect of the Collateral shall be received in trust for the benefit of the Lenders, shall be segregated from other property and funds of such Grantor and shall be forthwith paid over to the Lenders in the same form as so received (with any necessary endorsement).

     Section 5.08. Discontinuance of Remedies. In case the Lenders shall have proceeded to enforce any right under this Agreement by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case the applicable Grantor and the Lenders shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the Security Interest created under this Agreement.

     Section 5.09. Cumulative Remedies. No delay or omission of the Lenders to exercise any right or power arising from the occurrence of an Event of Default or otherwise, shall exhaust or impair any such right or power or prevent its exercise during the continuance of such Event of Default. No waiver by the Lenders of any such Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect the occurrence of any subsequent Event of Default, or to impair the rights resulting therefrom except as may be otherwise provided therein. No remedy hereunder is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the performance of the Secured Obligations operate to prejudice, waive or affect the security of this Agreement or any rights, powers or remedies hereunder, nor shall the Lenders be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.

     Section 5.10. Indemnity and Expenses.

     (a) Each Grantor agrees to indemnify and hold harmless each Lender (to the full extent permitted by law) from and against any and all claims, demands, losses, damages, obligations, judgments, liabilities, costs and expenses (including, without limitation, legal fees, costs, expenses and other client charges) of whatever nature arising out of or otherwise resulting from this Agreement (including, without limitation, enforcement of this Agreement). In no event shall any Lender be liable to any of the

Grantors for any matter or thing in connection with this Agreement or any other Loan Document other than to account for moneys actually received by it in accordance with the terms hereof, its obligations hereunder, and for its gross negligence or willful misconduct with respect to the Collateral as determined by a final judgment of a court of competent jurisdiction.

     The indemnification of the Lenders set forth in the immediately preceding paragraph is cumulative and not exclusive of any indemnity of the Lenders set forth in the other Loan Documents.

     (b) Each Grantor will pay upon demand to any Lender the amount of any and all reasonable costs and expenses, including the reasonable fees, costs, expenses and other client charges of its counsel and of any experts and agents (including, without limitation, any Person which may act as agent for such Lender), that such Lender may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lenders hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof, and all amounts so incurred by any Lender shall be entitled to the benefits of Section
9.05 of the Loan Agreement.

     (c) All indemnities contained in this Section 5.10 shall survive the termination of this Agreement.

     Section 5.11. Security Interest Absolute. The obligations of each of the Grantors under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against any Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any such other Grantor is joined in any such action or actions. All rights of the Lenders and the pledge, assignment and security interest granted hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

     (a) any lack of validity or enforceability of the Loan Agreement or any other Loan Document or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any other Loan Document;

     (c) any taking, exchange, release or nonperfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

     (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of the Grantors or any Grantor's Subsidiary;

     (e) any change, restructuring or termination of the corporate structure or existence of the Grantors or any Grantor's Subsidiary; or

     (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third party grantor of a Lien.

                                  ARTICLE 6

                                MISCELLANEOUS

     Section 6.01. Amendments; Waivers; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by each Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Lenders to exercise, and no delay in exercising any right hereunder or under the other Loan Documents, shall operate as a waiver thereof or consent thereto, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

     Section 6.02. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered to any Grantor or to any Lender, as the case may be, addressed to it at its address as specified below its signature line on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this
Section 6.02. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent, confirmation received and (iii) if delivered, upon delivery. An affidavit by any person representing or acting on behalf of any Grantor or any Lender as to such mailing, having the registry receipt attached, shall be conclusive evidence of the giving of such demand, notice or communication.

     Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

     Section 6.03. No Waiver; Remedies.

     (a) No failure on the part of the Lenders to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or as set forth in the Loan Documents.

     (b) Failure by the Lenders at any time or times hereafter to require strict performance by any Grantor or any other Person of any of the provisions, warranties, terms or conditions contained herein or in any of the other Loan Documents now or at any time or times hereafter executed by any Grantor or any such other Person and delivered to the Lenders shall not waive, affect or diminish any right of the Lenders at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Lenders or any agent, officer or employee of any Lender.

     Section 6.04. Effect of Headings. The Article and Section headings and the Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     Section 6.05. Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or effecting the validity, legality and enforceability of the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 6.06. Waiver of Trial by Jury. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR

THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY LENDER OR ANY GRANTOR IN CONNECTION THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS AGREEMENT. Such waiver of right to trial by jury is separately given, knowingly and voluntarily, by each Grantor, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue.

     The Lenders are hereby authorized and requested to submit this Agreement to any court having jurisdiction, so as to serve as conclusive evidence of each Grantor's waiver of the right to trial by jury. Further, each Grantor hereby certifies that no representative or agent of any Lender has represented, expressly or otherwise, to any Grantor that such Lender will not seek to enforce this waiver of right to trial by jury.

     Section 6.07. Continuing Security Interest; Assignment Under the Loan Documents. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the date on which the Secured Obligations shall have been paid in full in cash, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Lenders hereunder, to the benefit of the Lenders, their respective successors, transferees and assigns. Except to the extent permitted under any of the Loan Documents, none of the rights or obligations of the Grantors hereunder may be assigned or otherwise transferred, and any such assignment or transfer shall be null and void.

     Section 6.08. Release and Termination. On the date on which the Secured Obligations shall have been paid in full in cash, the assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Lenders, at the appropriate Grantor's expense, will return to such Grantor such of the Collateral in its possession as shall not have been sold, transferred or otherwise applied pursuant to the terms of this Agreement or any of the other Loan Documents, and will execute and deliver to such Grantor such documents prepared by such Grantor and delivered to the Lenders as such Grantor shall reasonably request to evidence such termination.

     Section 6.09. Deeds of Trust or Mortgages. In the event that any of the Collateral hereunder is also subject to a security interest under the terms of any mortgage or deed of trust and the terms of such mortgage or deed of trust are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such mortgage or deed of trust shall be controlling in the case of fixtures and leases, lettings and licenses of, and contracts and agreements relating to real property or leases of real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

     Section 6.10. Governing Law; Terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in any other Loan Document, terms used in Article 9 of the New York Uniform Commercial Code are used herein as therein defined.

     Any legal action or proceeding with respect to this Agreement or any other Loan Document, may be brought in the courts of the State of New York or in the United States District Court for Southern District of New York and, by execution and delivery of this Agreement, each of the Grantors hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the Grantors hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

     Each of the Grantors irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Grantor at its address provided herein, such service to become effective 30 days after such mailing.

     Nothing contained herein shall affect the right of any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against each of the Grantors or any of the Grantors' property in any other jurisdiction.

     Section 6.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 6.12. Conflicts. In the event that there shall be any discrepancy, inconsistency or conflict between any of the terms or provisions of this Agreement and any other Security Document, the terms and provisions of this Agreement shall prevail.

     IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    THE RUG BARN, INC.

                                    By: /s/ Murphy L. Fontenot
                                        ---------------------------
                                        Name: Murphy L. Fontenot
                                        Title: President

                                    Address for Notices:

                                    Highway 28 Bypass
                                    Industrial Park Road
                                    Abbeville, SC  29620

                                    HOME INNOVATIONS, INC.,
                                    a Delaware corporation

                                    By: /s/ Murphy L. Fontenot
                                        ---------------------------
                                        Name: Murphy L. Fontenot
                                        Title: President

                                    Address for Notices:

                                    346 East Plaza Drive
                                    Mooresville, NC  28115


                                    DHA HOME, INC.

                                    By: /s/ Murphy L. Fontenot
                                        ---------------------------
                                        Name: Murphy L. Fontenot
                                        Title: Vice President

                                    Address for Notices:

                                    346 East Plaza Drive
                                    Mooresville, NC  28115

                                    R.A. BRIGGS AND COMPANY

                                    By: /s/ Murphy L. Fontenot
                                        ---------------------------
                                        Name: Murphy L. Fontenot
                                        Title: President

                                    Address for Notices:
                                    --------------------

                                    145 Main Street
                                    Lake Zurich, IL  60047


                                    DECORATIVE HOME ACCENTS, INC.


                                    By: /s/ Murphy L. Fontenot
                                        ---------------------------
                                        Name: Murphy L. Fontenot
                                        Title: President

                                    Address for Notices:
                                    --------------------

                                    Highway 28 Bypass
                                    Industrial Park Road
                                    Abbeville, SC  29620


                                    DRAYMORE MFG. CORP.,


                                    By: /s/ Murphy L. Fontenot
                                        ---------------------------
                                        Name: Murphy L. Fontenot
                                        Title: President

                                    Address for Notices:
                                    --------------------

                                    346 East Plaza Drive
                                    Mooresville, NC  28115

                                    HOME INNOVATIONS, INC.,
                                    a New York corporation

                                    By: /s/ Murphy L. Fontenot
                                        ---------------------------
                                        Name: Murphy L. Fontenot
                                        Title: President

                                    Address for Notices:
                                    --------------------

                                    346 East Plaza Drive
                                    Mooresville, NC  28115



                                    with a copy to:



                                    Katten, Muchin & Zavis
                                    525 West Monroe Street
                                    Suite 1600
                                    Chicago, IL  60661
                                    Attention:   David R. Shevitz
                                    Telephone:   (312) 902-5200
                                    Telecopier:  (312) 902-1061

       Acknowledged and Agreed to:

       GENERAL MOTORS EMPLOYEES
       DOMESTIC GROUP PENSION TRUST

       By:  MELLON BANK, N.A., as Trustee

            By:_______________________________
               Name:
               Title:


       Address for Notices:
       --------------------

       c/o Magten Asset Management Corp.
       35 East 21st Street
       New York, New York  10010
       Attention:  Robert Capozzi
       Telephone:  (212) 529-6600
       Telecopier: (212) 505-0484


       with a copy to:

       Fried, Frank, Harris, Shriver & Jacobson
       One New York Plaza
       New York, New York  10004
       Attention:  Brad Eric Scheler
                   Lawrence A. First
       Telephone:  (212) 859-8000
       Telecopier: (212) 859-4000

HUGHES MASTER RETIREMENT TRUST

By:  MAGTEN ASSET MANAGEMENT CORP.,
     as its attorney-in-fact

            By:  /s/ Robert Capozzi
                 -----------------------
            Name:  Robert Capozzi
            Title:  Managing Director


Address for Notices:
--------------------

c/o Magten Asset Management Corp.
35 East 21st Street
New York, New York  10010
Attention:  Robert Capozzi
Telephone:  (212) 529-6600
Telecopier:  (212) 505-0484


with a copy to:


Fried, Frank, Harris, Shriver & Jacobson
One New York Plaza
New York, New York  10004
Attention:  Brad Eric Scheler
            Lawrence A. First
Telephone:  (212) 859-8000
Telecopier:  (212) 859-4000

DEPARTMENT OF PENSIONS - CITY OF LOS ANGELES

By   MAGTEN ASSET MANAGEMENT CORP.,
     as its attorney-in-fact

     By:  /s/ Robert Capozzi
          -----------------------
          Name: Robert Capozzi
          Title: Managing Director


Address for Notices:
--------------------

Use same address as for HUGHES MASTER
RETIREMENT TRUST.

MAGTEN OFFSHORE FUND LTD.

By:  MAGTEN ASSET MANAGEMENT CORP.,
     as its attorney-in-fact

             By:  /s/ Robert Capozzi
                  -----------------------
             Name: Robert Capozzi
             Title: Managing Director

Address for Notices:
--------------------

Use same address as for HUGHES MASTER
RETIREMENT TRUST.

MAGTEN PARTNERS, L.P.

By:  MAGTEN ASSET MANAGEMENT CORP.,
     its General Partner

      By: /s/ Robert Capozzi
          -----------------------
          Name: Capozzi
          Title: Managing Director


Address for Notices:
--------------------

Use same address as for HUGHES MASTER
RETIREMENT TRUST.

MAGTEN GROUP TRUST

By:  MAGTEN ASSET MANAGEMENT CORP.,
     as its attorney-in-fact

     By: /s/ Robert Capozzi
         ---------------------------
         Name: Robert Capozzi
         Title: Managing Director


Address for Notices:
--------------------

Use same address as for HUGHES MASTER
RETIREMENT TRUST.


                                  Approved:  CUSTODIAL TRUST COMPANY

                                  By:___________________________
                                     Name:
                                     Title:

NAVY EXCHANGE SERVICE
COMMAND RETIREMENT TRUST

By:  MAGTEN ASSET MANAGEMENT CORP.,
     as its attorney-in-fact

     By: /s/ Robert Capozzi
         ---------------------------
         Name: Robert Capozzi
         Title: Managing Director

Address for Notices:
--------------------

Use same address as for HUGHES MASTER
RETIREMENT TRUST.

WESTERN UNION PENSION TRUST

By: MAGTEN ASSET MANAGEMENT CORP.,
    as its attorney-in-fact

    By: /s/ Robert Capozzi
        ---------------------------
       Name: Robert Capozzi
       Title: Managing Director

SATURN FUND LTD.

By: MAGTEN ASSET MANAGEMENT CORP.,
    as its attorney-in-fact

    By: /s/ Robert Capozzi
        ---------------------------
        Name: Robert Capozzi
        Title: Managing Director


Address for Notices:
--------------------

Use same address as for HUGHES MASTER
RETIREMENT TRUST.